COMMON SHARES

NUMBER

WG 15300

COMMON SHARES

SHARES


WOODWARD

WOODWARD, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 980745 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

COMMON SHARES OF $0.001455 PAR VALUE, FULL-PAID AND NON-ASSESSABLE OF

Woodward, Inc. transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with its corporate seal.

Dated:

WOODWARD, INC. INCORPORATED JUNE 1992 ROCKFORD, ILLINOIS

CORPORATE SECRETARY

CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

WOODWARD, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ *Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated, ________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

Signature(s) ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.